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                                                                    Exhibit 10.1

                                      1996

                             SHAREHOLDERS AGREEMENT

            THIS SHAREHOLDERS AGREEMENT is made as of the ___ day of May, 1996, by and among GLOBAL REACH, LIMITED, a Bermuda company (the "Company"), and those persons listed on the Schedule of Shareholders (Schedule I) attached hereto (collectively, the "Shareholders" and individually a "Shareholder").

                                   WITNESSETH:

            WHEREAS, the parties hereto and any persons who may hereafter become a party to or subject to this Agreement desire to define their shareholder relationship and to provide for the conduct of the business of the Company pursuant to this Agreement in order, among other things, to maintain and perpetuate the management and control of the Company among themselves, to provide for the manner and method of acquisition by the Company or by the Shareholders of the shares of common stock, par value $.03 per share, of the Company (the "Shares") from time to time in certain situations, and otherwise to provide for the orderly management of the Company;

            NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, the parties hereby agree as follows:

1. Management of the Company

      (a) Board of Directors. The Shareholders and their Permitted Transferees (as defined in Section 2(b) hereof) agree to vote their Shares so that David A. Altman, John A. Allison, Marilyn G. Breslow, Stephen E. Memishian, C. Graydon Rogers, Robert L. Rohn, Robert L. Schwartz, Harry W. Segalas, William P. Stewart. Jr. and Daniel B.


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Strickberger shall be elected to the Board of Directors of the Company for so long as each of them shall remain an employee of W.P. Stewart & Co., Inc., a Delaware corporation. Nothing contained herein shall prohibit the shareholders or directors of the Company from increasing the size of the Board of Directors or electing additional directors in accordance with the Bye-Laws.

      (b) Executive Committee. The Board of Directors shall organize an Executive Committee which shall initially consist of Messrs. Memishian, Rogers and Stewart and which shall have the authority to exercise all of the powers of the Board of Directors other than (i) the declaration of dividends to shareholders and (ii) any power required by the laws of Bermuda or by the Memorandum of Association or Bye-Laws to be exercised by the Board of Directors.

2. Restrictions on Disposition of Shares

      (a) Prohibited Transfer. No Shareholder shall, either directly or indirectly, sell, assign, mortgage, hypothecate, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of any Shares now owned or hereafter acquired by such Shareholder (collectively a "Transfer") except as hereinafter provided in this Agreement. Any purported Transfer by any Shareholder of any certificate representing Shares without full compliance with the terms and conditions of this Agreement shall be void and of no effect.

      (b) Permitted Transfers. On or after January 1, 1997, the provision set forth in this Section 2 shall not apply: (i) to any Transfer of Shares from a Shareholder to a spouse, parent, sibling, child or grandchild of such Shareholder, or to any personal representative appointed by a court of competent jurisdiction of a Shareholder, or to a


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trust established by or for the benefit of such Shareholder (a "Permitted
Transferee") or anyone deemed a Permitted Transferee, provided that any such Permitted Transferee executes a document, in form and substance satisfactory to the Company, agreeing to be bound as a Shareholder by the terms of this Agreement, (ii) to any Transfer of Shares registered with the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") or any similar body in any jurisdiction other than the United States or (iii) to any Transfer of Shares after the Shares have become readily tradable on an established securities market. Notwithstanding anything to the contrary herein, in the event of the death of a Shareholder at a time when Shares are not readily tradable on an established securities market, the Company, if requested, will reasonably assist the estate of the deceased Shareholder in achieving sufficient liquidity to pay any estate taxes in respect of the Shares held by the estate, through a sale, at fair market value, or pledge of such Shares, or through other means, and the Company shall consent to a pledge of the Shares to a pledgee satisfactory to the Company in its reasonable judgment. In the event of a default requiring such pledgee to sell pledged Shares, such pledgee shall become a Permitted Transferee subject to the provisions of this paragraph.

            In the event of any Permitted Transfers by sale, gift or otherwise, the value per share for all purposes with respect to such transfer shall be, for the period January 1, 1997 through December 31, 1997, 6.11 times the annualized after-tax earnings per share of the Company for the preceding (4) quarters or any available portion thereof. On and after January 1, 1998, the value per share shall be 6.11 times the after-tax earnings for the latest completed fiscal year.


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      (c) Right of First Refusal

            (i) A Shareholder desiring to sell any or all of his Shares (other than to a Permitted Transferee) shall first offer to sell all such Shares or such lesser number of shares as approved by the Board of Directors to the Company, by written notice to the Company and to the other Shareholders specifying the price, terms and conditions of the offer, and the Company shall have a period of thirty (30) days after the receipt of such offer in which to accept or reject the same. If the Company elects to accept such offer, which acceptance must be for all and not part of the Shares offered for sale, it shall so signify within such thirty (30) day period by duly signed notice to the offeror.

            (ii) If the Company, for any reason, fails to accept the offer made pursuant to Section 2(c)(i) within the thirty (30) day period provided for therein, then the other Shareholders shall have a further period of thirty (30) days within which they may, but shall not be required to, (A) accept such offer, which acceptance must be made by any offeree Shareholder by written notice to the offering Shareholder indicating the maximum number of offered Shares the offeree Shareholder desires to purchase, or (B) elect to sell pro rata as provided in Section 2(d) hereof Shares owned by the offeree Shareholder, which election must be made by written notice to all of the Shareholders. Each accepting offeree Shareholder shall be entitled to purchase offered Shares (indicating any Shares which a Shareholder elects to sell pursuant to clause (B) above) pro rata in proportion to his holdings of Shares on the date the offer of the offering Shareholder is made to the Company pursuant to Section 2(c)(i), and any offered Shares which an offeree Shareholder elects not to purchase shall be available for purchase by the other offeree Shareholders in the same proportion. Notwithstanding anything contained in Section


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2(c)(i) or in this Section 2(c)(ii), the Company and/or the offeree Shareholders may, at any time before the expiration of the additional thirty (30) day period referred to in this Section 2(c)(ii), agree each to purchase Shares from the offering Shareholder (including any Shares which a Shareholder elects to sell pursuant to clause (B) above), in such proportions as the offeree Shareholders or the Company may agree, so long as all of the Shares offered for sale are purchased by them, and so long as they shall so signify within such thirty (30) day period by a jointly duly signed notice to the offeror.

            (iii) If less than all of the Shares offered pursuant to the provisions of Sections 2(c)(i) and (ii) are accepted for purchase, any such offer shall be deemed terminated prior to the acceptance thereof and, commencing on the expiration of the last thirty (30) day period thereunder, the offering Shareholder shall be entitled (subject to Sections 2(d) and 2(e) hereof) for a period of ninety (90) days to sell such Shares to one or more third parties at a price and on terms and conditions no less favorable to the offering Shareholder than the price, terms and conditions set forth in the notice given pursuant to section 2(c)(i). If no such sale is made before the expiration of such ninety
(90) day period, then compliance with this Section 2(c) must be made before any subsequent sale.

            (iv) The closing of any sale of Shares to a Shareholder or the Company pursuant to this Section 2(c) shall take place within sixty (60) days after receipt by the selling Shareholder of notice of election to buy as provided in Section 2(c)(i) or (ii) hereof. Any party required to sell Shares shall deliver at the closing certificates representing the Shares to be sold, duly endorsed for transfer and with any required transfer tax stamps affixed ("Delivery of Stock Certificates in Proper Form"). Payment


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of the purchase price at the closing of any sale of the Shares pursuant to this
Section 2(c) shall be made, at the election of the purchaser, either (A) in legal tender of the United States, by certified check of the purchaser or by official bank check or (B) on any other terms and conditions specified in the notice given by the offering Shareholder pursuant to Section 2(c)(i).

      (d) Right to Participate in Offer. Notwithstanding anything to the contrary contained herein, no Shareholder shall sell any Shares (other than to the Company, a Permitted Transferee or as otherwise permitted under Section 2(b)) unless all owners of Shares are given the opportunity to sell their Shares on the same basis pro rata in proportion to the number of Shares owned by each owner of Shares; provided that any such right to participate pro rata shall expire if not exercised by written notice given as provided in Section 2(c)(ii) hereof.

      (e) Approval of Purchaser. Any Shareholder proposing to sell Shares pursuant to this Section 2 to a purchaser who is not a party to this Agreement ("Non-Party Purchaser") shall provide the Chairman of the Company with the name of the Non-Party Purchaser and any other information regarding the Non-Party Purchaser which the Chairman or the Board of Directors of the Company may reasonably request. The sale of Shares to a Non-Party Purchaser shall be subject to the approval of the Board of Directors in its absolute discretion. The Board of Directors shall notify the selling Shareholder in writing whether it approves the Non-Party Purchaser; such notice shall be given by the Board of Directors within thirty (30) days of its receipt of the information specified in the preceding sentence.


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3. Registration Rights

      (a) Initial Public Offering. In the event the Board of Directors of the Company authorizes any then issued and outstanding Shares to be included in a registration statement filed with the SEC under the Securities Act or any similar body in any jurisdiction other than the United States in connection with an initial public offering, each Shareholder, and his Permitted Transferees, shall be entitled to participate in such registration pro rata in proportion to the number of Shares then owned by such individual or his Permitted Transferees.

      (b) Registration Covenants.

            (i) In the event any individual listed on Schedule II attached hereto or his Permitted Transferees (individually, a "Scheduled Shareholder" and collectively the "Scheduled Shareholders") are entitled to sell Shares in accordance with the terms of this Agreement after Shares become readily tradable on an established securities market, such Scheduled Shareholder shall be entitled to request the Company in writing to register under the Securities Act or any similar law in any jurisdiction other than the United States all or any part of the Shares then owned by such Scheduled Shareholder; provided, (A) a sufficient number of Scheduled Shareholders entitled to sell Shares in accordance with this Agreement must join in the request so that at least 15% of the outstanding Shares are to be registered and (B) the offering will be a firm commitment underwritten offering. Such request shall specify the number of Shares to be offered and sold, shall express such selling Shareholders (for the purposes solely of Sections 3(b)(i), 3(c) and 3(d), the "Selling Shareholders") present intent to offer such Shares for distribution and shall contain the undertaking of the Selling Shareholders to provide all such information and


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materials and take all such action as may be required in order to permit the
Company to comply with all applicable requirements of the SEC or any similar body in any jurisdiction other than the United States and to obtain acceleration of the effective date of such registration statement. Upon receipt of such request the Company shall use all reasonable efforts to cause the offering of the Shares so specified in such request to be registered with the SEC or any similar body in any jurisdiction other than the United States so as to permit the sale or other distribution by the Selling Shareholders of the Shares specified in their request, and in connection therewith prepare and file on an appropriate form, as the Company in its sole discretion shall determine, the registration statement under the Securities Act or any similar law in any jurisdiction other than the United States to effect such registration. Each Scheduled Shareholder shall be entitled to request only one registration pursuant to this Section 3(b)(i); provided, however, that a Scheduled Shareholder may join in more than one request made by other Scheduled Shareholders.

            (ii) In the event that the Shares become readily tradable on an established securities market, the Company proposes to file a registration statement and the Company's Board of Directors (and the representative of the underwriter or underwriters, if any) reasonably determines that the offering of some or all of the Scheduled Shareholders' Shares which they are entitled to sell in accordance with the terms of this Agreement would not materially and adversely affect the proposed public offering by the Company, the Company shall
(A) provide written notice of the proposed offering to the Scheduled Shareholders, setting forth a description of the intended method of distribution, and (B) use its best efforts to register pursuant to such registration


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statement such number of such Shares as shall be specified in a written request or requests by any Scheduled Shareholders (for the purposes solely of Sections 3(b)(ii), 3(c) and 3(d), the "Selling Shareholders") made within 20 days after such written notice from the Company, subject to such limits as may have been set by the Company's Board of Directors (or the representative of the underwriter or underwriters, if any) on the number of Shares which may be included in the proposed offering, and subject to the provisions of this Section 3(b)(ii); provided, however, that, for purposes of this sentence, the use by the Company of its "best efforts" shall not require the Company to reduce the amount or sale price of the securities it proposes to distribute for its own account. If the proposed filing of a registration statement of which the Company gives notice pursuant to this Section 3(b)(ii) is for a registered public offering involving an underwriting, the Company shall so advise the Scheduled Shareholders as a part of the written notice given pursuant to this Section. In such event, the right of any Scheduled Shareholder to request the registration of his Shares pursuant to this Section 3(b)(ii) shall be conditioned upon such Scheduled Shareholder's participation in such underwriting and the inclusion of such Scheduled Shareholder's Shares in the underwriting. All Selling Shareholders proposing to distribute Shares through such underwriting shall (together with the Company and the other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in such form as shall have been negotiated and agreed to by the Company with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3(b)(ii), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of


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Shares held by Selling Shareholders to be included in the registration and underwriting, such limitation to be on a pro rata basis based on the relation that such Shares bear to the total number of securities (including, without limitation, Shares held by all Selling Shareholders) proposed to be registered pursuant to the registration statement covered by this Section 3(b)(ii) by the Selling Shareholders and by other persons selling securities pursuant to registration rights granted them by the Company or otherwise; provided, that no such reduction may reduce the number of securities being offered by the Company for its own account. The number of Shares includable by any Selling Shareholder under this Section 3(b)(ii) or any other person may, in the discretion of the Company or the underwriters, be rounded to the nearest 100 shares. No Shares held by Selling Shareholders excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Selling Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from the related registration statement. Notwithstanding the foregoing, if, at any time after giving written notice to the Scheduled Shareholders of its proposal to file a registration statement pursuant to this
Section 3(b)(ii) and prior to the effective date of such registration statement, the Company shall determine for any reason not to register the securities proposed to be covered thereby, the Company may, at its election, give written notice of such determination to each Selling Shareholder and thereupon shall be relieved of its obligation to register any Shares held by the Selling Shareholders in connection with such registration, without prejudice,


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however, to the rights any Scheduled Shareholders otherwise may have to request that such registration be effected under Section 3(b)(i) hereof.

      (c) Further Obligations to Registration Covenant. In connection with any registration of Shares undertaken by the Company pursuant to Section 3(a) or
(b), the Company shall:

            (i) furnish to the Selling Shareholders and their underwriter(s) (which must be acceptable to the Board of Directors of the Company in the case of Section 3(b)(i) and which must be the Company's in the case of Section 3(b)(ii)) such number of copies of any prospectus (including any preliminary prospectus) as the Selling Shareholders may reasonably request in order to effect the offering and sale of the Shares to be offered and sold by the Selling Shareholders;

            (ii) use its best efforts to qualify the offering under applicable Blue Sky laws or such other securities laws as may be necessary to enable the Selling Shareholders to offer and sell the Shares; provided, however, that the Company shall not be obligated to qualify as a foreign Company to do business under the laws of any jurisdiction in which it has not then qualified or to file any general consent to service of process;

            (iii) pay all underwriting discounts and commissions (to the extent that the Company elects to participate on its own behalf in any such registration), SEC or any similar body in any jurisdiction other than the United States and Blue Sky registration and filing fees, printing and engraving expenses, fees and disbursements of counsel for the Company and Blue Sky counsel, fees and disbursements of one counsel to represent the Selling Shareholders as a group (selected by such Selling Shareholders holding a


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majority of the Shares being sold by such Selling Shareholders and acceptable to the Company in its reasonable judgment), transfer agents' and registrars' fees, fees and disbursements of accountants used by the Company in connection with such registration and expenses incidental to any post-effective amendment to any registration statement; and

            (iv) furnish the Selling Shareholders with unlegended certificates representing ownership of Shares to be sold pursuant to the registration in such numbers and denominations as the Selling Shareholders shall reasonably request, meeting the requirements of such established securities market on which such securities are listed or are proposed to be listed;

and the Selling Shareholders shall pay all underwriting discounts and commissions, and expenses directly incurred by the Selling Shareholders (including, without limitation, fees and disbursements of their counsel other than the counsel provided to the Selling Shareholders by the Company) in connection with the offering of the Shares owned by the Selling Shareholders and the registration thereof.

      (d) Indemnification.

            (i) In the case of each registration effected pursuant to Section 3(a) or (b), the Company agrees to indemnify and hold harmless the Selling Shareholders, each underwriter of the Shares so registered and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, or any similar law in any jurisdiction other than the United States, against any and all losses, claims, damages, actions or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States or any jurisdiction


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therein, or any similar law in any jurisdiction other than the United States, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference in, the registration statement relating to the sale of such Shares, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference in, any preliminary prospectus, if used prior to the effective date of such registration statement, or contained or incorporated by reference in the prospectus (as amended or supplemented if the Company shall have filed with the SEC or any similar body in any jurisdiction other than the United States any amendment thereof or supplement thereto), if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 3(d)(i) shall not apply to such losses, claims, damages, expenses, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was


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made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholders or their underwriter(s) for use in connection with preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, expenses, liabilities or actions purchased the securities which are the subject thereof (or to the benefit of any person controlling such underwriter) if such underwriter failed to send or give a copy of the prospectus to such person at or prior to the written confirmation of the sale of such securities to such person.

            (ii) In the case of each registration effected pursuant to Sections 3(a) or (b), the Selling Shareholders and each underwriter of the Shares to be registered (each such party and such underwriters being referred to severally in this Section 3(d)(ii) as the "Indemnifying Party") shall agree, in the same manner and to the extent as set forth in Section 3(d)(i) above, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and officers, with respect to (A) any untrue statement or alleged untrue statement of material fact contained in, or incorporated by reference in, the registration statement relating to the sale of such Shares, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference in, any preliminary prospectus, if used prior to the effective date of such registration statement, or contained or incorporated by reference


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in the prospectus (as amended or supplemented if the Company shall have filed with the SEC or any similar body in any jurisdiction other than the United States any amendment thereof or supplement thereto), if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Party for use in connection with the preparation of such registration statement or any preliminary prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

            (iii) Each indemnified party hereunder will, promptly after the receipt of notice of any claim or of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement provided for in this
Section 3(d), notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such claim or action shall not relieve the indemnifying party from any liability in respect of such claim or action which it may have to such indemnified party on account of the indemnity agreement provided for in this
Section 3(d) except to the extent such omission shall result in any prejudice to the indemnifying party. An indemnified party shall not settle or compromise any such claim or action unless it shall first obtain the written consent of the indemnifying party or unless suit shall have been instituted against the indemnified party, and the indemnifying


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party shall have failed, after the lapse of a reasonable time after notice of such suit or of notice that the indemnifying party does not intend to contest such suit, to take action to defend the same. If any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 3(d) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In the case of any such action for which the Company as the indemnifying party has not assumed the defense, the indemnified party shall be entitled to advancement of indemnifiable expenses incurred in connection with the defense of such action upon the presentation to the Company of invoices for such expenses, provided that the indemnified party provides the Company with a written undertaking satisfactory to the Company in its reasonable judgment to repay such advance in the event that it is determined that the indemnified party is not entitled to be indemnified for such expenses hereunder.

4. Miscellaneous

      (a) Scope of Agreement. All the provisions of this Agreement shall apply to all of the Shares of the Company now owned or which may be issued or transferred to any of the Shareholders, or to their Permitted Transferees, or in consequence of any additional issuance, purchase, exchange or reclassification of Shares, corporate


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reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by any of the Shareholders or Permitted Transferees in any other manner. In no event shall Shares be transferred to any person or entity who or which has not first agreed to be bound as a Shareholder by the terms of this Agreement except to the extent permitted hereunder (i) pursuant to an effective registration statement filed with the SEC under the Securities Act or any similar body in any jurisdiction other than the United States and (ii) thereafter if the Shares have become readily tradable on an established securities market.

      (b) Specific Enforcement. Inasmuch as the Shares are closely held as of the date hereof and the market therefor is limited, irreparable damage would result if this Agreement is not specifically enforced. Therefore, the rights and obligations as to the purchaser or seller of Shares herein shall be enforceable in a court of equity by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      (c) Legal Costs. The losing party in any lawsuit to enforce the rights of any party under this Agreement shall reimburse the prevailing party for all costs (including attorneys' fees) incurred in connection with such action.

      (d) Amendment. This Agreement constitutes the complete understanding among the parties hereto. Any provision of this Agreement may be amended, altered or modified with the written consent of the owners of at least 90% of the outstanding Shares


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of the Company subject to this Agreement and without the consent of the other parties hereto.

      (e) Successors. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the heirs, successors, personal representatives and assigns of the parties hereto.

      (f) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of Bermuda, without regard to the rules of such Country governing conflict of laws.

      (g) Notice. All notices and other communications hereunder shall be in writing and shall be delivered by hand or by mailing the same by registered mail, return receipt requested, as follows: (i) if to the Company, to its then principal offices; and (ii) if to a Shareholder, to such Shareholder's address as the same shall appear on the books of the Company. Any notice shall be deemed given and received, if by hand, on the date of delivery, and if by mail, on the date marked as the date of receipt (or attempted delivery if refused) on the return receipt.

      (h) Assignment. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other parties or unless otherwise authorized by this Agreement.

      (i) Pronouns. Whenever pronouns are used herein, they shall be interpreted in the neuter, masculine, feminine, singular or plural as the context may require.

      (j) Term. This Agreement shall continue in full force and effect so long as there are at least two (2) Shareholders, but shall terminate earlier upon the completion of any liquidation and dissolution of the Company.


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      (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                   GLOBAL REACH LIMITED


                   By: /s/ William P. Stewart, Jr. Signed: May ____, 1996
                      -----------------------------
                       William P. Stewart, Jr.
                       President


                   /s/ Kevin S. Aarons             Signed: May ____, 1996
                   --------------------------------
                       Kevin S. Aarons


                   /s/ John A. Allison             Signed: May ____, 1996
                   --------------------------------
                       John A. Allison


                   /s/ David Altman                Signed: May ____, 1996
                   --------------------------------
                       David Altman


                   /s/ Marilyn G. Breslow          Signed: May ____, 1996
                   --------------------------------
                       Marilyn G. Breslow


                   /s/ Robert E. Burke             Signed: May ____, 1996
                   --------------------------------
                       Robert E. Burke


                   /s/ John J. Casey               Signed: May ____, 1996
                   --------------------------------
                       John J. Casey

                   /s/ Alexander Farman-Farmaian    Signed: May ____, 1996
                   ---------------------------------
                       Alexander Farman-Farmaian


                   /s/ John Ferrer                  Signed: May ____, 1996
                   ---------------------------------
                       John Ferrer


                   /s/ Christine A. Fowler          Signed: May ____, 1996
                   ---------------------------------
                       Christine A. Fowler


                   /s/ Joseph S. Frelinghuysen, Jr. Signed: May ____, 1996
                   ---------------------------------
                       Joseph S. Frelinghuysen, Jr.


                   /s/ Michael J. Gillen            Signed: May ____, 1996
                   ---------------------------------
                       Michael J. Gillen


                   /s/ Stacy R. Golding             Signed: May ____, 1996
                   ---------------------------------
                       Stacy R. Golding


                   /s/ Patricia Ingenito            Signed: May ____, 1996
                   ---------------------------------
                       Patricia Ingenito


                   /s/ Peter H. Jennison            Signed: May ____, 1996
                   ---------------------------------
                       Peter H. Jennison


                   /s/ Philip D. Jennison           Signed: May ____, 1996
                   ---------------------------------
                       Philip D. Jennison


                   /s/ Helen Kahn                   Signed: May ____, 1996
                   ---------------------------------
                       Helen Kahn


                   /s/ Richard Kahn                 Signed: May ____, 1996
                   ---------------------------------
                       Richard Kahn

                   /s/  Robert Kahn                Signed: May ____, 1996
                   --------------------------------
                        Robert Kahn


                   /s/  Stephen Kahn               Signed: May ____, 1996
                   --------------------------------
                        Stephen Kahn


                   /s/  Carolann Marshall          Signed: May ____, 1996
                   --------------------------------
                        Carolann Marshall


                   /s/  Stephen E. Memishian       Signed: May ____, 1996
                   --------------------------------
                        Stephen E. Memishian


                   /s/  C. Graydon Rogers          Signed: May ____, 1996
                   --------------------------------
                        C. Graydon Rogers


                   /s/  David Scott Rogers         Signed: May ____, 1996
                   --------------------------------
                        David Scott Rogers


                   /s/  Stuart Rogers              Signed: May ____, 1996
                   --------------------------------
                        Stuart Rogers


                   /s/  Robert L. Rohn             Signed: May ____, 1996
                   --------------------------------
                        Robert L. Rohn


                   /s/  Robert L. Schwartz         Signed: May ____, 1996
                   --------------------------------
                        Robert L. Schwartz


                   /s/  Harry W. Segalas           Signed: May ____, 1996
                   --------------------------------
                        Harry W. Segalas


                   /s/  Barbara Ann Shelley        Signed: May ____, 1996
                   --------------------------------
                        Barbara Ann Shelley

                        /s/ Daniel B. Strickberger
                   ________________________________Signed: May ____, 1996
                        Daniel B. Strickberger

                        /s/ Debra Valenti
                   ________________________________Signed: May ____, 1996
                        Debra Valenti

                        /s/ Sandra Vicente
                   ________________________________Signed: May ____, 1996
                        Sandra Vicente

                         /s/ Alice Zoloto
                   ________________________________Signed: May ____, 1996
                        Alice Zoloto

                         /s/ Judith Genatt
                   ________________________________Signed: May ____, 1996
                        Judith Genatt
                        as Trustee under Agreement
                        of Trust dated December 23, 1992

                        /s/ David B. Jennison
                   ________________________________Signed: May ____, 1996
                        David B. Jennison
                        as Trustee under Agreement
                        of Trust dated November 30, 1992

                        /s/ David R. Jennison
                   ________________________________Signed: May ____, 1996
                        David R. Jennison
                        as Trustee under Agreement
                        of Trust dated November 30, 1992

                        /s/ Matthew P. Jennison
                   ________________________________Signed: May ____, 1996
                        Matthew P. Jennison
                        as Trustee under Agreement
                        of Trust dated November 30, 1992

                                                    SCHEDULE I
                                                     ----------
                            SHAREHOLDERS
                            ------------

                        William P. Stewart, Jr.
                        Kevin S. Aarons
                        John A. Allison
                        David Altman
                        Marilyn G. Breslow
                        Robert E. Burke
                        John J. Casey
                        Alexander Farman-Farmaian
                        John Ferrer
                        Christine A. Fowler
                        Joseph S. Frelinghuysen, Jr.
                        Michael J. Gillen
                        Stacy R. Golding
                        Patricia Ingenito
                        Peter H. Jennison
                        Philip D. Jennison
                        Helen Kahn
                        Robert Kahn
                        Stephen Kahn
                        Carolann Marshall
                        Stephen E. Mernishian
                        C. Graydon Rogers
                        David Scott Rogers
                        Stuart Rogers
                        Robert L. Rohn
                        Robert L. Schwartz
                        Harry W. Segalas
                        Barbara Ann Shelley
                        Daniel B. Strickberger
                        Debra Valenti
                        Sandra Vicente
                        Alice Zoloto
                        Trust for the benefit of James Schwartz
                        Trust for the benefit of Jonathan Schwartz
                        Trust for the benefit of Kathryn Schwartz
                        Trust for the benefit of Peter H. Jennison
                        Trust for the benefit of Matthew Jennison
                        Trust for the benefit of David Jennison

                                                           SCHEDULE II
                                                           -----------

                             SCHEDULED SHAREHOLDERS
                             ----------------------

                        Marilyn G. Breslow
                        Stacy R. Golding
                        Robert Kahn
                        Philip D. Jennison
                        Stephen E. Memishian
                        C. Graydon Rogers
                        Robert L. Rohn
                        Robert L. Schwartz
                        Harry W. Segalas
                        William P. Stewart, Jr.
                        Daniel B. Strickberger